Exhibit 7.3

Joint Filing Agreement

dated as of February 21, 2014

This will confirm the agreement by and among all the undersigned that the Statement on Schedule 13D filed on or about February 21, 2014, and any further amendments thereto with respect to beneficial ownership by the undersigned of shares of the Class A Common Stock (“A-Common”) of Ladder Capital Corp (the “Issuer”), shares of Class B Common Stock of the Issuer (“B-Common”), limited partnership interests of Ladder Capital Finance Holdings LLLP, and such other securities of the Issuer that the undersigned may acquire or dispose of from time to time, is filed on behalf of all the undersigned. This agreement is being filed on behalf of each of the undersigned in accordance with Rule 13d-1(k)(1) under the Securities Exchange Act of 1934.

The undersigned further agree that each party hereto is responsible for timely filing of such Statement on Schedule 13D and any further amendments thereto, and for the completeness and accuracy of the information concerning such party contained therein; provided, that no party is responsible for the completeness and accuracy of the information concerning any other party, unless such party knows or has reason to believe that such information is inaccurate. The undersigned further agree that this Agreement shall be included as an Exhibit to such joint filing.

This agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[Signature Page Follows]

GI Partners Fund III L.P.
By:	GI GP III L.P., its general partner
By:	GI GP III LLC, its general partner

By:	/s/ Howard Park
Howard Park
Managing Director

GI Ladder Holdco, LLC
By:	GI Partners Fund III L.P., its sole member
By:	GI GP III L.P., its general partner
By:	GI GP III LLC, its general partner

By:	/s/ Howard Park
Howard Park
Managing Director

GI Partners Fund III-A L.P.
By:	GI GP III L.P., its general partner
By:	GI GP III LLC, its general partner

By:	/s/ Howard Park
Howard Park
Managing Director

GI Partners Fund III-B L.P.
By:	GI GP III L.P., its general partner
By:	GI GP III LLC, its general partner

By:	/s/ Howard Park
Howard Park
Managing Director

GI GP III L.P.
By:	GI GP III LLC, its general partner

By:	/s/ Howard Park
Howard Park
Managing Director

GI Holdings III L.P.
By:	GI GP III LLC, its general partner

By:	/s/ Howard Park
Howard Park
Managing Director

GI GP III LLC

By:	/s/ Howard Park
Howard Park
Managing Director